SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           Reported): January 29, 2002


              Credit Suisse First Boston Mortgage Securities Corp.,
                         CSFB ABS Trust Series 2002-HE1
            CSFB Mortgage Pass-Through Certificates, Series 2002-HE1


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      333-61840               13-3320910
--------------------------------      ---------------       --------------------
(State or Other Jurisdiction of         (Commission            (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

                                11 Madison Avenue
                            New York, New York 10010
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
                                                           ----- --------

Item 5.  Other Events.

     Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2002 (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association, as trustee (in such capacity, the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2002-HE1. The Certificates were issued on January 29, 2002. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 The Pooling and Servicing Agreement dated as of January 1, 2002, by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.

                                   SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 25, 2002.

                                            CREDIT SUISSE FIRST BOSTON MORTGAGE
                                            SECURITIES CORP.


                                            By:  /s/ Helaine Hebble
                                               --------------------------------
                                               Name:  Helaine Hebble
                                               Title: Vice President

Exhibit Index
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Exhibit                                                                     Page
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99.1       Pooling and Servicing Agreement dated as of January 1, 2002,       5
           by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.